Reverse Capitalization	6 Months Ended
Jun. 30, 2026
Reverse Capitalization [Abstract]
Reverse Capitalization

4. Reverse capitalization

The Business Combination with HCVI was consummated on June 5, 2025, and was accounted for as a reverse capitalization in accordance with IFRS 2, with Greenstone treated as the accounting acquirer and accounting predecessor. The terms of the Business Combination, the related share exchanges, the resulting ownership structure of the Company, and the retroactive restatement of comparative share and per-share information are described in full in Notes 1 and 4 to the Group’s audited consolidated financial statements for the year ended December 31, 2025.

Because the Business Combination was consummated during the comparative interim period, the following non-recurring amounts are included in the results for the six months ended June 30, 2025, with no equivalent amounts arising in the six months ended June 30, 2026:

●	a non-cash share listing expense of US$65.4 million recognized under IFRS 2, being the excess of the fair value of the equity interests deemed to have been issued to HCVI (measured at HCVI’s closing share price of US$11.40 on June 5, 2025) over the fair value of HCVI’s identifiable net liabilities; and

●	other transaction-related costs of US$10.2 million, comprising primarily professional service fees, recorded within administrative expenses.

No adjustments relating to the reverse capitalization were recognized in profit or loss or equity during the six months ended June 30, 2026.